UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 23, 2006

eCOST.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number:	33-0843777
(State or other jurisdiction of incorporation or organization)	000-50887	(IRS Employer Identification No.)

2555 West 190th Street, Suite 106, Torrance, California 90504

(Address of principal executive offices)

(310) 225-4044

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other	Events

On January 23, 2006, eCost.com, Inc. (the “Registrant”) issued a press release announcing that the shareholders of the Registrant approved the previously announced definitive merger agreement with PFSweb, Inc (“PFSweb”). Consummation of the merger is subject to certain additional conditions, including approval of the merger by the PFSweb stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

ITEM 9.01 Financial	Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 23, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

eCOST.COM, INC.
Date: January 23, 2006

	By:	/s/ Adam W. Shaffer
Adam W. Shaffer
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 23, 2006.

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